SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                               September 23, 2002

                               Aphton Corporation
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             (Exact name of registrant as specified in its charter)



          Delaware                     0-19122                  95-3640931
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(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                    Identification Number)

            80 S.W. Eighth Street, Suite 2160, Miami, Florida 33130
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               (Address of principal executive offices) (zip code)

                                 (305) 374-7338
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

     On September 23, 2002, Aphton Corporation (the "Company") entered into a placement agency agreement (the "Agreement") with Life Science Group, Inc., as placement agent, in connection with the sale and issuance by the Company of 2,500,000 shares (the "Shares") of the Company's common stock, $0.001 par value. The Shares will be issued pursuant to a Registration Statement on Form S-3 (File No. 333-92058) (the "Registration Statement") filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Agreement is filed as Exhibit 1.1 hereto.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


          (c)  Exhibits.

               1.1 Placement Agency Agreement, dated September 23, 2002, between Aphton Corporation and Life Science Group, Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                APHTON CORPORATION
                                (Registrant)

                                By:     /s/ Frederick W. Jacobs
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                                      Name: Frederick W. Jacobs
                                      Title: Vice President, Chief Financial
                                                  Officer,  Treasurer and Chief
                                                  Accounting Officer


Dated: September 23, 2002

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